EXHIBIT 32.1



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sweet Spot Games, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I GREGORY GALANIS , Chief Executive Officer and Chief Financial Officer of the Company, GERALD W. MILLS certify, pursuant to 18 U.S.C. Section 1350,as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ GREGORY GALANIS
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CHIEF EXECUTIVE OFFICER


 - AND -


/s/ GERALD W. MILLS
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CHIEF FINANCIAL OFFICER


February 12, 2010